UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

MYnd Analytics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

26522 La Alameda, Suite 290
Mission Viejo, CA 92691
(Address of principal executive offices)

(949) 420-4400
(Company's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12v-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Mynd Analytics, Inc. (the “Company”) held a Special Meeting of Stockholders on November 26, 2018 (the “Special Meeting”). As of the October 19, 2018 record date, there were 7,551,254 shares of common stock and 550,000 shares of Series A preferred stock outstanding and entitled to notice of and to vote at the Special Meeting. At the Special Meeting, 5,250,105 shares, or approximately 64.80% of shares entitled to vote, were present on-line or represented by proxy at the Special Meeting, which constituted a quorum.

Having received the affirmative vote of a majority of the votes cast at the Special Meeting, all of the proposals voted on at the Special Meeting were passed, with the final voting tabulation for each proposal given below:

Proposal No.1	For	Against	Abstain
Approval of the issuance of shares of Company common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated May 15, 2018, in accordance with the shareholder approval requirements of NASDAQ Listing Rule 5635(d), as provided in Proposal No. 1 of the definitive Proxy Statement of the Company dated November 2, 2018 (the “Proxy Statement”)	4,934,035	254,868	61,202

Proposal No.2	For	Against	Abstain
Approval of the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”) to eliminate the annual individual award limits under the 2012 Plan, as provided in Proposal No. 2 of the Proxy Statement	4,793,020	395,964	61,121

Proposal No.3	For	Against	Abstain
Approval of the amendment of the 2012 Plan to increase: (i) the total number of shares of common stock available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) to an aggregate of 2,250,000 shares and (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision, to 2,950,000 shares, as provided in Proposal No. 3 of the Proxy Statement	4,632,083	506,108	111,914

Proposal No.4	For	Against	Abstain
Approval of adjournment of the Special Meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposals, as provided in Proposal No. 4 of the Proxy Statement	4,876,770	352,697	20,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYND ANALYTICS, INC.

November 30, 2018	By:	/s/ Donald D'Ambrosio
Name: Donald D'Ambrosio
Title: Chief Financial Officer